SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:
 [X]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
 [ ]  Definitive Proxy Statement                  Commission Only (as permitted
 [ ]  Definitive Additional Materials             by Rule 14a-6(e)(2))
 [ ]  Soliciting Material Pursuant to Section
      240.14a-11(c) or Section 240.14a-12


                            INFODATA SYSTEMS, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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          the filing fee is calculated and determined):
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     Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement
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     (1)  Amount previously paid:
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

                             INFODATA SYSTEMS INC.

                            Corporate Headquarters
                             12150 Monument Drive
                            Fairfax, Virginia 22033

                       --------------------------------

               NOTICE OF THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                                 May 28, 1998

                       --------------------------------


      The Annual Meeting of the Shareholders of Infodata Systems Inc. (the "Company") will be held at The Penn Club of New York, 30 West 44th Street, New York, NY 10036, on Thursday, May 28, 1998, at 10:00 a.m. for the following purposes:

1. To elect nine directors to serve until their respective successors are elected and qualified;

2. To approve an amendment to the Company's 1995 Stock Option Plan that would permit the Company to grant stock options with durations of up to ten years;

3. To approve an amendment to the Company's 1995 Stock Option Plan that would reserve 500,000 additional shares of the Company's common stock, par value $.03 per share (the "Common Stock"), for issuance thereunder; and

4. To approve an amendment to the Company's Articles of Incorporation that would increase the number of shares of common stock the Company has authority to issue from 6,666,666 to 12,000,000.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on April 3, 1998, are entitled to notice of and to vote at the meeting. You are requested to sign, date, and return the accompanying proxy card in the enclosed, self-addressed envelope. You may withdraw your Proxy at the meeting if you are present and desire to vote your shares in person.

                                       By order of the Board of Directors


                                       James A. Ungerleider, President & CEO


Dated:  Fairfax, Virginia
        April 10, 1998


       YOUR VOTE IS IMPORTANT, PLEASE RETURN YOUR SIGNED PROXY PROMPTLY.

                             INFODATA SYSTEMS INC.
                                PROXY STATEMENT

GENERAL INFORMATION

      The enclosed Proxy is solicited by the Company's Board of Directors. It may be revoked in writing at any time by written notice delivered to the
President of the Company before it is voted or it may be withdrawn at the meeting and voted in person. If not revoked or withdrawn, the shares represented by the Proxy will be voted in the manner directed therein. If a choice is not specified, the Proxy will be voted FOR the election of the Board of Directors' nominees, FOR the proposed amendments to the Company's 1995 Stock Option Plan, and FOR the proposed amendment to the Company's Articles of Incorporation.

      A majority of the vote of shareholders present in person or by proxy is required for the election of the nominees to the Board of Directors and to approve the proposed amendments to the 1995 Stock Option Plan. On April 3, 1998 the record date for eligibility to vote, the Company had [4,390,509] outstanding shares of Common Stock, par value $.03 per share. Each share of Common Stock outstanding is entitled to one vote. No other class of securities is issued or outstanding.

      A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes for the remainder of the meeting or adjournments thereof. Abstentions and broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) are counted only for purposes of determining whether a quorum is present.

      Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed by the Company for the meeting. The number of shares represented at the meeting in person or by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

BOARD COMMITTEES

      The Board of Directors is responsible for the overall affairs of the Company and held seven meetings either in-person or by telephone during the year ended December 31, 1997. To assist it in carrying out this responsibility, the Board has delegated certain authority to several committees.

      The Executive Committee members are Richard T. Bueschel, Harry Kaplowitz, Robert M. Leopold, Richard M. Tworek and James A. Ungerleider. The Executive Committee may exercise any of the powers and perform any of the duties of the Board of Directors, subject to the provisions of the law and certain limits imposed by the Board of Directors. During the year ended December 31, 1997, either in-person or telephonic meetings of the Executive


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

Committee were held on the average of once per month.

      The Audit Committee members, Messrs. Leopold, Laurence C. Glazer and Millard H. Pryor, Jr., are assigned responsibility for recommending the accounting firm to be engaged as independent auditors; consulting with the independent auditors regarding the adequacy of internal accounting controls; and reviewing the scope of the audit and the results of the audit examination. During 1997, the Audit Committee held two meetings.

      The Finance Committee members, Messrs. Alan S. Fisher, Laurence C. Glazer, Leopold and Millard H. Pryor, Jr., are responsible for overseeing the Company's financing activities. During 1997, the Finance Committee held two meetings.

      The Nominating Committee held one meeting in 1997. The Committee reviews and makes recommendations to the Board of Directors regarding the selection of nominees to serve as committee members of the Board as well as directors of the Company. Messrs. Bueschel, Leopold, and Isaac M. Pollak are members of the Nominating Committee.

      The Compensation Committee held four meetings either in-person or by telephone in 1997. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation and benefits policies and practices of the Company. The Committee is also assigned responsibility for reviewing and approving the compensation of officers of the Company. Messrs. Pryor, Glazer and Pollak are the members of the Compensation Committee.

      During 1997, each director attended at least 75% of the aggregate of the total meetings of the Board of Directors and the Committees of the Board on which he served.

                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      Nine directors are to be elected by the shareholders, each director so elected to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified. The persons named as proxies in the enclosed form intend to cast all votes for the election of the nine nominees of the Board of Directors listed below, unless the proxy instructs otherwise. In the event that any of the nine nominees should not continue to be available for election, discretionary authority will be exercised to seek a substitute. No circumstances are now known which would render any nominee unavailable.

INFORMATION ABOUT NOMINEES

      The ages, principal occupations, and employment during the past five years for each nominee for director are set forth below:

RICHARD T. BUESCHEL                AGE 65                  DIRECTOR SINCE 1992

      Mr. Bueschel has been the Chairman of the Board of Directors and the Chairman of the Executive Committee of the Company since January 1993 and was acting Chief Executive Officer of the Company from April 1997 to November 1997. Since 1988, he has been the Chief Executive Officer of Northern Equities, Inc., an investment and management firm. Mr. Bueschel is Chairman of the Board of Communications Management Systems, Inc. and a director of Study.Net Corporation, a provider of internet-based software applications for university students, instructors and alumni.

ALAN S. FISHER                     AGE 37                  DIRECTOR SINCE 1997

      Mr. Fisher has been a director of the Company since July 1997. In July 1994, he co-founded ONSALE, Inc., a company engaged in electronic retail. Mr. Fisher has been the Chief Technology Officer of ONSALE, Inc. since that time. Mr. Fisher was a co-founder, and, from 1988 to July 1997, President and Chairman of Software Partners, Inc., a software development company and parent of AMBIA Corporation.

LAURENCE C. GLAZER                 AGE 52                  DIRECTOR SINCE 1993

      Mr. Glazer has been a director of the Company since August 1993. In 1970, Mr. Glazer founded Buckingham Properties, a real estate development firm specializing in redevelopment and enhancement of urban property in Rochester, New York. Since 1970, he has been a Partner of Buckingham Properties. Mr. Glazer is a member of the Board of Directors of Rochester Institute of Technology College of Business.

HARRY KAPLOWITZ                    AGE 54                  DIRECTOR SINCE 1980

      Mr. Kaplowitz a founder of the Company, has been Executive Vice President of the Company since November 1997 and a director since 1980. From 1991 to 1993, Mr. Kaplowitz served as the Chairman of the Board of Directors and from 1991 to November 1997 he served as President of the Company.

ROBERT M. LEOPOLD                  AGE 72                  DIRECTOR SINCE 1992

      Mr. Leopold has been a director of the Company since 1992. Since 1977, Mr. Leopold has been President of Huguenot Associates, Inc., a financial and business consulting firm and wholly owned subsidiary of International Asset Management Group, Inc. Currently, he is Chairman of the Board of International Asset Management Group, Inc., a director of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of Independence Holding Company, Inc., H.E.R.C. Products Incorporated, and Dental Services of America, Inc. From 1988 to 1997, he was a director of Windsor Capital.

ISAAC M. POLLAK                    AGE 47                  DIRECTOR SINCE 1993

      Mr. Pollak has been a director of the Company since 1993. Since 1980, Mr. Pollak has been President and Chief Executive Officer of LGP Ltd., a developer and marketer of promotional items.

MILLARD H. PRYOR, JR.              AGE 64                  DIRECTOR SINCE 1992

      Mr. Pryor has been a director of the Company since 1992. He has been Managing Director of Pryor & Clark Company, an investment holding company, since September 1970. He is a Director of CompuDyne Corporation, a manufacturing and engineering firm; Wiremold Company, a manufacturer of wire management products; Hoosier Magnetics, Inc., a producer of hard ferrite magnetic powders; and The Hartford Funds, an investment company.

RICHARD M. TWOREK                  AGE 41                  DIRECTOR SINCE 1996

      Mr. Tworek was elected Senior Vice President of the Company in October 1995. He has been an Executive Vice President and a director since July 1996 and Chief Technology Officer since April 1997. Mr. Tworek was the founder of Merex, Inc. (a company primarily engaged in internet and client/server document management technology that was acquired by Infodata in October 1995), and served as its President from April 1987 to October 1995.

JAMES A. UNGERLEIDER               AGE 48                  DIRECTOR SINCE 1997

      Mr. Ungerleider has been the President and Chief Executive Officer of the Company since November 1997. From 1973 until joining the Company, Mr. Ungerleider was associated with American Management Systems, Inc., a consulting services firm, and served as its Vice President, European Finance Industry Business Area from 1991 to November 1997.

        PROPOSALS NO. 2 & 3 - AMENDMENTS TO THE 1995 STOCK OPTION PLAN

      The shareholders of the Company are being asked to approve two amendments to the Company's 1995 Stock Option Plan (the "1995 Plan" or the "Plan"). Proposal 2 asks shareholders to approve an amendment to the Plan that would permit the Company to grant stock options with durations of up to ten years from the date such option is granted. The current limitation is five years. An option with a ten year duration has a greater value than an equivalent option with only a five year term. Therefore, this amendment would serve to enable the Company to grant fewer options and still provide the same level of value to the recipient in addition to providing valuable employees with an incentive to remain with the Company over a longer period.

      Proposal 3 asks the shareholders to approve an increase in the number of shares of Common Stock reserved for issuance under the Plan from 1,511,000 to 2,011,000. The reason for these additional shares is compelling. The demand for highly qualified technical, sales, and marketing professionals in high-technology industries currently outpaces the supply. Stock options are an integral part of the compensation package needed to attract and retain these individuals.

      The following description of the 1995 Plan is qualified in its entirety by reference to the 1995 Plan, a copy of which is attached as Exhibit A.

BACKGROUND

      In 1995, the Board of Directors adopted and the Company's shareholders approved the 1995 Plan, which (i) consolidated the Company's 1991 Incentive Stock Option Plan and 1992 Non-Qualified Stock Option Plan and (ii) provided for the automatic grant of stock options to the members of the Compensation Committee of the Company's Board of Directors. A total of 1,511,000 shares of Common Stock have been authorized for issuance under options granted pursuant to the 1995 Plan at exercise prices which are not less than 100% of the fair market value of the underlying shares on the date of grant of the option. As of April 3, 1998, there were [235,922] shares available for the granting of additional options in the future.

      The purpose of the 1995 Plan is to attract, retain and motivate directors, officers, selected employees and consultants of the Company, as well as officers and selected employees of any subsidiary thereof, by affording them an opportunity to acquire a proprietary interest in the Company and to thereby create in such persons an increased interest and a greater concern for the welfare of the Company. The approval of the amendments to the Plan will enable the Company to continue offering valuable, long-term incentives to existing and future personnel and representatives of the Company in addition to enhancing our ability to attract and retain high-quality technical, sales, and marketing employees in a fiercely competitive job market.

      The Plan is unfunded,  is not a  "qualified  plan" within the meaning of
Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

PLAN ADMINISTRATION

      The 1995 Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"), which consists of not less than two members of the Board of Directors who qualify as "non-employee directors" of the Company within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). The present members of the Committee are Laurence C. Glazer, Isaac M. Pollak and Millard H. Pryor, Jr. The Committee administers the 1995 Plan so as to conform with the provisions of Rule 16b-3.

AUTHORIZED SHARES

      Subject to possible adjustment in the event of a recapitalization, stock split or similar transaction, a total of 1,511,000 shares of Common Stock may be issued upon the exercise of options granted under the 1995 Plan. Proposal 3 to the 1995 Plan calls for the authorization of an additional 500,000 shares of Common Stock over the amount previously authorized for issuance under the 1995 Plan. Options to purchase an aggregate of [1,415,176] shares of Common Stock under the 1995 Plan have been issued in the past, of which options to purchase [296,914] shares have been exercised and options to purchase [140,098] shares have either terminated or lapsed. As of April 3, 1998, options to purchase a total of [978,164] shares of Common Stock under the 1995 Plan, at prices ranging from $1.085 to $11.00 per share, were outstanding.

      The 1995 Plan provides that if any shares underlying outstanding options cease to be subject to purchase thereunder due to expiration or termination of the options, such shares thereafter will be available to underlie newly granted options under the 1995 Plan.

ELIGIBILITY AND PARTICIPATION

      Options may be granted under the 1995 Plan to four categories of optionees: (i) certain selected employees and officers of the Company or any subsidiary thereof who are regularly employed on a salaried basis (the

"Officer/Employee Participants"); (ii) directors of the Company, other than members of the Committee, who are not officers or employees of the Company (the "Director Participants"); (iii) consultants or advisors to the Company, provided that the services rendered by such persons are not in connection with the offer or sale of securities in a capital-raising transaction (the "Consultant Participants"); and (iv) members of the Committee (the "Committee Participants").

      The Committee has the authority and discretion to determine the Officer/Employee Participants, the Director Participants and the Consultant Participants and the terms of the options to be granted under the 1995 Plan to such persons. Those three categories of optionees are hereinafter referred to as the "Grant Participants." The Committee has no authority or discretion under the 1995 Plan with respect to options granted to Committee Participants, as the identity of such optionees and the terms of the options granted to them are fixed by the terms of the 1995 Plan.

OPTIONS FOR GRANT PARTICIPANTS

      Options granted to Grant Participants may either be incentive stock options within the meaning of Section 422 of the Code ("Incentive Options") or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), provided that Incentive Options may be granted only to Officer/Employee Participants. The Committee has the authority to grant options to Grant Participants during the ten-year period following the date on which the 1995 Plan was approved by the holders of a majority of the Company's outstanding shares of Common Stock and Preferred Stock voting as a single class. Grant Participants receiving options may not sell or otherwise dispose of any Common Stock acquired upon the exercise of such options for a period of six months following the date of grant of the options.

      The terms of each option will be set forth in a stock option agreement entered into by the Company with the optionee. The exercise price will be not less than 100% of the fair market value per share of the Common Stock on the date of grant; provided, however, that in the case of an Incentive Option granted to a person who owns more than 10% of the Company's outstanding shares, the exercise price will be not less than 110% of the fair market value per share on the date of grant. The fair market value of the Common Stock is the average of the high and low sale prices of the Common Stock on the date of such determination or, if there are no sales on such date, the average reported closing bid and asked prices for a share on such date. If the shares are not listed on a national securities exchange or quoted by NASDAQ, the fair market value of the Common Stock will be determined in good faith by the Committee.

      The exercise price of an option is payable upon the exercise thereof and may be made (i) in cash; (ii) by a commitment by a broker-dealer to pay to the Company that portion of any sale proceeds receivable by the optionee upon exercise of the option and sale of underlying shares; or (iii) in the discretion of the Committee, by delivery to the Company of shares of Common Stock owned by the optionee and valued as of the business day immediately preceding the date of exercise of the option.

      Options vest and become exercisable upon the dates and in the amounts set forth in the particular stock option agreement between the Company and the optionee. Currently, options expire not later than five years from the date of grant of the option under the 1995 Plan. Proposal 2 asks that the Plan be amended to permit options to expire not later than ten years from the date of grant of the option.

      In the event of the death or termination of employment due to disability of an optionee, the option vests in full and becomes immediately exercisable and remains exercisable for one year after the date of such death or termination of employment (but not after the expiration or termination of the option). In the event an Officer/Employee Participant retires, the options held by such optionee vest in full and become immediately exercisable and remain exercisable for three months after such termination of employment (but not after the expiration or termination of the option). If the employment of an Officer/Employee Participant is terminated for any reason other than death, disability or retirement, such optionee has the right to exercise the option, to the extent it is exercisable, for 30 days after such termination of employment (but not after the expiration or termination of the option). In the event a Director Participant ceases to be a director of the Company, such optionee has the right to exercise the option, to the extent it is exercisable, for 90 days after the date of such cessation of directorship (but not after the expiration or termination of the option).

OPTIONS FOR COMPENSATION COMMITTEE MEMBERS

      During the ten-year term of the 1995 Plan, a Non-Qualified Option to purchase 2,000 (4,666 adjusted) shares of Common Stock will be granted to each member of the Compensation Committee (i) on the date that such director commences service on the Committee and (ii) on the date of any subsequent Annual Meeting of Shareholders of the Company at which the director is elected and appointed or reappointed to serve on the Committee. Such grants occur automatically under the 1995 Plan and the options become fully exercisable immediately upon grant as to all of the shares covered thereby. Committee Participants may not sell or otherwise dispose of any Common Stock acquired upon the exercise of an option for a period of six months following the date of grant.

      The exercise price of options granted to Committee Participants will be equal to the fair market value per share of the Common Stock as of the date the option is granted. The exercise price may be paid by any of the methods described above with respect to options exercised by Grant Participants. Options granted to Committee Participants expire five years from the date of grant; provided, however, that such options will earlier expire 90 days after the Committee Participant ceases to be a director of the Company. In the event of the death of any Committee Participant, however, the estate of the Committee Participant will have the right for one year after the date of death (but not after the expiration or termination of the option) to exercise such Committee Participant's options.

OPTIONS FOR EMPLOYEES AND CONSULTANTS OF AMBIA CORPORATION

      On July 22, 1997, the Company acquired 100% of the issued and outstanding capital stock of AMBIA Corporation, a California corporation ("AMBIA"), through the issuance of 400,000 shares of the Company's common stock, par value $.03 per share (the "Common Stock"), to AMBIA's shareholders, Alan Fisher and Razi Mohiuddin (collectively, the "AMBIA Shareholders"). The acquisition was accomplished by means of a merger (the "Merger") of AMBIA

Acquisition Corporation, a Delaware corporation ("Acquisition") and wholly-owned subsidiary of the Company, with and into AMBIA, pursuant to the terms of the Agreement of Merger and Plan of Reorganization, dated as of July 22, 1997 (the "Agreement"), by and among the Company, AMBIA, the AMBIA Shareholders, Software Partners, Inc., a Delaware corporation ("SPI"), and Acquisition.

      As a result of the Merger, all of the issued and outstanding shares of AMBIA were exchanged for and converted into 400,000 shares of the Company's Common Stock, with one share paid to the AMBIA Shareholders in cash in lieu of a fractional share, 339,999 shares delivered to the Shareholders and 60,000 shares delivered to an escrow agent. In addition, each outstanding option ("AMBIA Stock Option") to purchase shares of AMBIA common stock under the former AMBIA Equity Incentive Plan (as defined in the Merger Agreement) was converted into an option ("Replacement Option") to acquire, on the same terms and conditions as were applicable under such AMBIA Stock Option, 4/45 of a share of Common Stock of the Company, at an exercise price of $1.69 per share with the same expiration date as each such AMBIA Stock Option. Replacement Options to purchase a total of 34,665 shares of the Company's Common Stock were granted to replace the previously granted AMBIA Stock Options. Pursuant to the Merger Agreement, each Replacement Option is to be treated as a non-qualified stock option under the Code and, if possible, as granted pursuant to the terms and conditions of the 1995 Plan and the AMBIA Stock Option agreement entered into by AMBIA and the participant in the AMBIA Equity Incentive Plan. The 34,665 shares of the Company's Common Stock underlying the outstanding Replacement Options are not included in the 1,511,000 shares presently authorized (or 2,011,000 shares proposed to be authorized) under the Plan.

CHANGE OF CONTROL

      The 1995 Plan provides that upon the occurrence of an event constituting a "change of control," all options granted under the 1995 Plan immediately become fully exercisable. A "change of control" will be deemed to have occurred under the 1995 Plan if any person or organization becomes the beneficial owner, directly or indirectly, of either (i) a majority of the Company's outstanding shares of Common Stock or (ii) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities.

NON-TRANSFERABILITY

      Options granted under the 1995 Plan may not be assigned or transferred by an optionee except by will or the laws of descent and distribution or, except as to Incentive Options, pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the optionee, options granted under the 1995 Plan will be exercisable only by the optionee or the optionee's guardian or legal representative.

AMENDMENT OF THE 1995 PLAN

      The Board of Directors of the Company has the right to amend, modify, suspend or terminate the 1995 Plan at any time, provided that no amendment may be made without shareholder approval to (i) increase the number of shares of Common Stock which may be issued pursuant to the 1995 Plan, (ii) materially increase the benefits accruing to participants under the 1995 Plan, (iii) decrease the minimum exercise price in the case of an Incentive Option or (iv) materially modify the provisions of the 1995 Plan relating to eligibility to receive options. The 1995 Plan provides that no amendment, modification, suspension or termination of the 1995 Plan may, without the consent of the optionee, adversely alter or impair any previously granted option.

FEDERAL INCOME TAX TREATMENT

      The following is a brief description of the federal income tax treatment which generally applies to options granted under the 1995 Plan, based on federal income tax laws in effect on the date hereof.

      INCENTIVE STOCK OPTIONS

      Pursuant to the 1995 Plan, Officer/Employee Participants may be granted options which are intended to qualify as Incentive Options under the provisions of Section 422 of the Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Option. However, if the optionee disposes of the shares acquired upon the exercise of an Incentive Option at any time within (i) one year after the date the shares are transferred to the optionee pursuant to the exercise of such Incentive Option or (ii) two years after the date of grant of such Incentive Option (a "disqualifying disposition"), the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the amount realized on the date of such disposition or the fair market value of the Company's stock on the date of exercise, over the exercise price of such Incentive Option (with any remaining gain being taxed as a capital gain). In such an event, the Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by such optionee. If the optionee does not dispose of the option shares within the above described time limits, there will be no ordinary income recognized upon any subsequent sale or other disposition of the shares, but rather capital gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. The Company will not be entitled to any deduction in this event. Finally, exercise of an Incentive Option may result in alternative minimum tax liability for the optionee. Any excess of the fair market value of the stock on the date the Incentive Option is exercised over the option exercise price will be included in the calculation of the optionee's alternative minimum taxable income, which may subject the optionee to the alternative minimum tax. The portion of any such alternative minimum tax attributable to the exercise of an Incentive Stock Option can be credited against the optionee's regular tax liability in later years to the extent that in any such year the optionee's regular tax liability exceeds the alternative minimum tax.

      NON-QUALIFIED STOCK OPTIONS

      The grant of an option which does not qualify for treatment as an Incentive Option generally is not a taxable event for the optionee. However, upon exercise, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will generally be entitled to a deduction equal to such amount. Upon the later disposition of the option shares acquired upon exercise, appreciation (or depreciation) after the date of exercise will be treated as capital gain (or loss) to the optionee and will have no tax effect as to the Company.

      SPECIAL RULES FOR SECTION 16 INSIDERS

      If a Non-Qualified Option has been held for less than six months at the time of exercise, and the exercise price of the option is equal to or less than the fair market value of the acquired shares at the time of exercise, an officer, director or more than 10% shareholder of the Company subject to the provisions of Section 16 of the Exchange Act (an "Insider") will not be taxed until the earlier of (i) the expiration of the six-month holding period beginning on the date of grant of the Non-Qualified Option, or (ii) the sale of the acquired shares, at which time the Insider will recognize ordinary income in an amount equal to the excess, if any, of the then fair market value of the acquired shares over the exercise price of the Non-Qualified Option. Alternatively, pursuant to Section 83(b) of the Code, the Insider may file a written election with the IRS within 30 days after exercise of the Non-Qualified Option to recognize ordinary income equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price. The capital gains holding period for the acquired shares will commence immediately following the date on which the optionee is required to recognize ordinary income, and any appreciation (or depreciation) realized following such date will be taxed as a capital gain (or loss).

      SECTION 162(m)

      Section 162(m) of the Code precludes a public corporation from taking an income tax deduction for certain compensation in excess of $1 million paid to its chief executive officer or any of its four other highest paid executive officers. This limitation does not apply to certain performance-based compensation. Based upon the Code and the regulations under Section 162(m), the Company believes that any compensation expense generated upon the exercise of stock options granted under the Plan will be deductible by the Company for federal income tax purposes to the extent the options are tied to performance-based criteria.

PLAN BENEFITS

      The table below shows the number of shares underlying stock options that were granted during the following periods to the following individuals and groups under the Plan:

                                         Year Ended December 31,       Year Ended December 31,
                                                  1996                          1997
                                         -----------------------       -----------------------
 Name and Position/group
 -----------------------
James A. Ungerleider,
President & Chief
Executive Officer and                              --                           250,000
Director

Harry Kaplowitz,
Executive Vice                                     20,000                         7,500 (5)
President  and
Director


                                      11


Richard M. Tworek,
Executive Vice                                     20,000                        20,000
President  and
Director

Dr. Robert Loane,
Senior  Vice President                              6,000 (1)                    -- (6)

Christopher P.
Dettmar,  Chief                                    --                            15,000
Financial Officer

Current executive
officer group                                      46,000 (2)                   292,500 (7)
(5 persons)

Current directors who
 are not executive
officers as a group                                93,998 (3)                    56,498 (8)
(6 persons)

All employees (other
than current
executive  officers)                              214,764 (4)                   186,387 (9)
as a group (64
persons)

(1) During 1996, Dr. Loane exercised an option to purchase 5,444 shares at an exercise price of $1.085 per share.

(2) During 1996, the current executive officers as a group exercised options to purchase a total of 5,444 shares at an exercise price of $1.085 per share.

(3) During 1996, the current directors who are not executive officers as a group exercised options to purchase a total of 124,530 shares at an average exercise price of $1.197 per share.

(4) During 1996, the current employees who are not executive officers as a group exercised options to purchase a total of 46,880 shares at an average exercise price of $1.905 per share.

(5) During the period from January 1, 1997 through December 31, 1997, Mr. Kaplowitz exercised options to purchase a total of 2,332 shares at an exercise price of $5.619 per share.

(6) During the period from January 1, 1997 through December 31, 1997, Dr. Loane exercised an option to purchase 8,550 shares at an average exercise price of $2.818 per share.

(7) During the period from January 1, 1997 through December 31, 1997, current executive officers as a group exercised options to purchase a total of 10,882 shares at an average exercise price of $3.418 per share.

(8) During the period from January 1, 1997 through December 31, 1997, the current directors who are not executive officers as a group exercised options to purchase a total of 9,332 shares at an average exercise price of $3.172 per share.


                                      12


(9) During the period from January 1, 1997 through December 31, 1997, the current employees who are not executive officers as a group exercised options to purchase a total of 41,873 shares at an average exercise price of $3.499 per share.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1995 PLAN.

     PROPOSAL NO. 4 - AMENDMENT TO THE ARTICLES OF INCORPORATION PROVIDING
      FOR AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      The Articles of Incorporation of the Company currently provide that a total of 7,006,666 shares of capital stock are authorized to be issued, of which 6,666,666 shares are authorized shares of Common Stock and 340,000 shares are authorized shares of Preferred Stock. ARTICLE 2 of the Company's Articles of Incorporation currently provides as follows:

            "2. The total number of shares of capital stock which the Corporation has authority to issue is 7,006,666 shares."

      The first two sentences of ARTICLE 3 of the Company's Articles of Incorporation currently provide as follows:

            "3. The Corporation shall be authorized to issue two classes of capital stock to be designated Common Stock, par value $.03 per share, and Preferred Stock, par value $1.00 per share. There shall be 6,666,666 authorized shares of Common Stock and 340,000 authorized shares of Preferred Stock."

      As of April 3, 1998, there were [4,390,509] issued and outstanding shares of Common Stock, with an additional 1,511,000 authorized shares of Common Stock reserved for issuance pursuant to options granted and to be granted under the 1995 Plan, 34,665 authorized shares of Common Stock reserved for issuance under the Replacement Options granted to replace the previously granted AMBIA Stock Options, 200,000 authorized shares of Common Stock reserved for issuance under the Company's Employee Stock Purchase Plan, and 240,000 authorized shares of Common Stock reserved for issuance under an option granted by the Company to GKN Securities Corp. and Southeast Research Partners, Inc., the underwriters of the Company's public offering of 1,600,000 shares of Common Stock in February 1998.

      The Company desires to increase the number of shares of Common Stock available for issuance at the discretion of the Board of Directors and without further authorization by the shareholders to 12,000,000 shares in order to facilitate proper corporate purposes of the Company, including, for example, acquisitions, stock dividends, stock splits, raising additional capital, capital expenditures or in connection with employee benefit plans. The availability of such additional shares will enable the Board of Directors to act with flexibility and expedition when opportunities or needs arise to expand, finance or strengthen the Company's business. No agreements or understandings have been reached and no plans formulated in connection with the issuance of any additional authorized shares.

      The holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted can elect all of the directors then being elected. The holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock, as such, have no redemption, preemptive or other subscription rights, and there are no conversion provisions applicable to the Common Stock.

      No shares of the Company's authorized Preferred Stock are outstanding. The Preferred Stock may be issued in one or more series. The Board of Directors is expressly vested with the authority to fix by resolution the designations, powers, preferences, qualifications, limitations or restrictions of and upon shares of each series, including, without limitation, voting, dividend, conversion, redemption and liquidation rights. In addition, the Board of Directors may fix the number of shares constituting any such series and increase or decrease the number of shares in any such series.

      If the proposed increase in the number of authorized shares of Common Stock is approved by the shareholders of the Company, then ARTICLE 2 of the Company's Articles of Incorporation, as amended, will read as follows:

            "2. The total number of shares of capital stock which the Corporation has authority to issue is 12,340,000 shares."

      If the proposed increase in the number of authorized shares of Common Stock is approved by the shareholders of the Company, then the first two sentences of ARTICLE 3 of the Company's Articles of Incorporation, as amended, will read as follows:

            "3. The Corporation shall be authorized to issue two classes of capital stock to be designated Common Stock, par value $.03 per share, and Preferred Stock, par value $1.00 per share. There shall be 12,000,000 authorized shares of Common Stock and 340,000 authorized shares of Preferred Stock."

      The affirmative vote of the holders of more than two-thirds of the outstanding shares of Common Stock on April 3, 1998, the record date for this Annual Meeting of Shareholders, is required to approve the proposed amendment to the Company's Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION PROVIDING FOR THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

The following Summary Compensation Table sets forth for the Company's President and all other executive officers whose total annual salary and bonuses exceeded $100,000, the amount and nature of all compensation awarded to, earned by or paid to such individual for the fiscal year indicated for services rendered in all capacities.


                                                         SUMMARY COMPENSATION TABLE

                                  Annual Compensation                                    Long Term Compensation
                        ----------------------------------------    --------------------------------------------------------------

                                                                               Awards                  Payouts
                                                                     ---------------------------     -----------
                                                                                     Securities       Long-Term
                                                                     Restricted      Underlying       Incentive       All Other
      Name and                                                        Stock         Options/SARs        Plan         Compensation
  Principal Position    Year    Salary($)    Bonus($)   Other($)     Awards(s)($)       (#)          Payouts($)          ($)
  ------------------    ----    ---------    --------   --------     ------------      -----         -----------        ----

James A. Ungerleider(1) 1997    $ 11,427     $50,000     --                --         250,000             --               --
President and Chief
Executive Officer

Harry Kaplowitz(2)      1997    $147,000     $27,500     --                --           7,500             --               --
Executive Vice          1996    $138,000     $ --        --                --          20,000             --               --
President               1995    $132,000     $10,251     --                --           --                --               --

Richard M. Tworek(3)    1997    $147,000     $55,000     --                --          20,000             --               --
Executive Vice          1996    $131,000       --        --                --          20,000             --               --
President and Chief     1995     $22,277       --        --                --           --                --               --
Technology Officer

Dr. Robert J. Loane(4)  1997    $100,000     $ --        --                --           --                --               --
Senior Vice President   1996    $100,000     $ --        --                --           6,000             --               --
                        1995    $100,000     $  2,238    --                --           --                --               --

Christopher P.          1997     $73,000     $ --        --                --          15,000             --               --
Dettmar(5)
Chief Financial
Officer

(1) - The employment of James A. Ungerleider commenced on November 5, 1997. The amount reported above for the 1997 bonus was paid in 1998.

(2) - With respect to the 1997 bonus amount reported above, $18,000 was paid in 1997 and the balance of $9,500 was paid in March 1998. The amount reported above for the 1995 bonus was paid in April 1996. Mr. Kaplowitz served as the Company's president from 1991 to November 5, 1997.


                                      16


(3 )- With respect to the 1997 bonus amount reported above, $40,000 was paid in 1997 and the balance of $15,000 was paid in March 1998. The employment of Richard M. Tworek commenced on October 11, 1995.

(4) - The amount reported above for the 1995 bonus was paid in 1996.

(5) - The employment of Christopher P. Dettmar commenced on May 5, 1997.

STOCK OPTIONS

      The following tables set forth certain information regarding the grant and exercise of options to purchase the Company's Common Stock with respect to the named executive officers during 1997.

                             OPTION GRANTS IN 1997
                               Individual Grants

                                   NUMBER OF
                                   SECURITIES             % OF TOTAL
                                   UNDERLYING             OPTIONS GRANTED
                                   OPTIONS                TO EMPLOYEES             EXERCISE           EXPIRATION
             NAME                  GRANTED (#)            DURING YEAR              PRICE($/SH)        DATE
             ----                  -----------            ---------------          -----------        ---------------
James A. Ungerleider                250,000 (1)               48.6%                   $ 9.50             11/4/02

Harry Kaplowitz                       7,500 (2)                1.5%                   $11.00              2/5/02

Richard M. Tworek                    20,000 (2)                3.9%                   $11.00              2/5/02

Christopher P. Dettmar               15,000 (3)                2.9%                   $ 7.0625            5/27/02


(1) Exercisable as follows: 30% on November 5, 1997, 20% on November 5, 1998, 20% on November 5, 1999, and 30% on November 5, 2000

(2)   Exercisable in three equal annual  installments  commencing  February 6,
      1997

(3)   Exercisable in three equal annual installments commencing May 28, 1997


                    AGGREGATE OPTION EXERCISES IN 1997 AND
                        DECEMBER 31, 1997 OPTION VALUES

                                                                                NUMBER OF
                                                                                SECURITIES           VALUE OF
                                                                                UNDERLYING           UNEXERCISED
                                                                                UNEXERCISED          IN-THE-MONEY
                                                                                OPTIONS AT           OPTIONS AT
                                                                                12/31/97 ($)         12/31/97 ($) (1)

                                    SHARES ACQUIRED          VALUE              EXERCISABLE/         EXERCISABLE/
               NAME                 ON EXERCISE (#)          REALIZED           UNEXERCISABLE        UNEXERCISABLE

James A. Ungerleider                    --                    --                 75,000/175,000       $112,500/$262,500

Harry Kaplowitz                       2,332                  $10,946            103,547/14,176        $890,241/$47,913

Richard M. Tworek                       --                    --                 13,333/26,667         $95,833/$47,917

Dr. Robert J. Loane                   8,550                  $60,771             14,886/2,000         $107,940/$14,374

Christopher P. Dettmar                  --                    --                  5,000/10,000         $19,688/$39,375

(1) Fiscal year ended December 31, 1997. The closing market price on that date for the Company's Common Stock was $11.00.

 AGREEMENTS WITH EXECUTIVES

      The Company entered into a letter employment agreement ("Letter Agreement") with James Ungerleider on November 5, 1997. Pursuant to the Letter Agreement, Mr. Ungerleider is serving as the Company's President and Chief Executive Officer, and receives an annual base salary of $200,000 plus an annual incentive bonus based on the achievement of certain management objectives and financial performance measures. In addition, Mr. Ungerleider received options to acquire 250,000 shares of the Company's Common Stock at a price of $9.50 per share, vesting over a three year period from the date of the Letter Agreement, a $50,000 hiring bonus to be paid on January 2, 1998, health insurance and life insurance. Mr. Ungerleider's employment with the Company is terminable at will and is not for a definite term. However, if Mr. Ungerleider is terminated by the Company, other than "for cause", as defined in the Letter Agreement, he will continue to be paid his base salary in monthly increments for a period of 18 months, and he will continue to receive various insurance benefits during such period. These insurance and salary benefits will cease should Mr. Ungerleider begin employment elsewhere with a new employer during such 18 month period. The Letter Agreement also provides that, if during Mr. Ungerleider's first 12 months of employment with the Company, Mr. Bueschel is no longer Chairman of the board and during that same 12-month period Mr. Ungerleider is terminated other than for cause, the aforementioned salary and benefit provision will apply for a 24-month period.

      On December 17, 1997, the Company and Mr. Ungerleider entered into an Agreement on Confidential Information, Inventions and Ideas (the "Confidentiality Agreement"). The Confidentiality Agreement provides that Mr. Ungerleider will not disclose any confidential information during and after his employment and, if his employment is terminated by the Company with cause or if he terminates his employment without cause, for a period of one year following the termination of his employment with the Company, he will not solicit clients, consultants or suppliers of the Company or otherwise compete with the Company on the sale or licensing of any products or services that are competitive with the products or services developed or marketed by the Company in the United States. The Confidentiality Agreement also provides that Mr. Ungerleider will not solicit any employee of the Company for a period of one year following the date of termination of his employment.

      As part of the acquisition by the Company of Merex, Inc. in October 1995, the Company entered into an Employment and Non-Compete Agreement ("Employment Agreement", dated October 11, 1995, with Richard M. Tworek. Pursuant to the Employment Agreement, Mr. Tworek is serving as Executive Vice President of the Company until October 11, 1999, and receives a minimum base salary of $125,000 per year, plus any bonus compensation as may be determined by the Company's Board of Directors. The Employment Agreement also provides that Mr. Tworek may terminate his employment upon 60 days' written notice. The Employment Agreement also provides that, unless Mr. Tworek's employment is terminated by the Company without cause, for a period of two years following the expiration or termination of the Employment Agreement or his earlier resignation, Mr. Tworek may not (i) induce any then existing client, customer, or supplier of the Company to curtail business with the Company, (ii) disturb any business relationship between the Company and any third party, or (iii) make statements to any third party likely to result in adverse publicity for the Company. The Employment Agreement also provides that, unless Mr. Tworek's employment is terminated by the Company without cause, he may not solicit any employee of the Company, and for a period of one year following his termination may not employ any person who is or was an employee of the Company or Merex.

      As part of the acquisition of AMBIA, on July 22, 1997, the Company and AMBIA entered into a two-year employment agreement with Razi Mohiuddin ("Mohiuddin Employment Agreement"). Pursuant to the Mohiuddin Employment Agreement, Mr. Mohiuddin is serving as Vice President of the Company and manager of the Company's West Coast facilities for a term of 24 months, unless extended by the mutual agreement of the Company and Mr. Mohiuddin, with a base salary of $110,000 per year, subject to adjustment based on performance reviews. The Mohiuddin Employment Agreement provides that Mr. Mohiuddin may terminate his employment with 60 days' written notice. The Mohiuddin Employment Agreement also provides that Mr. Mohiuddin will be subject to a non-competition provision for a period of two years and a non-solicitation provision for a period of one year following the date of termination unless Mr. Mohiuddin's employment is terminated by the Company without cause.

      During 1986, the Company entered into Executive Separation Agreements with Mr. Kaplowitz and Dr. Loane. In the event that either officer's employment is terminated involuntarily, without cause, following a change in control of the Company, as defined, that officer is entitled to separation pay equal to two years base salary and continuation of life and health insurance coverage for two years. Additionally, any type of pension or profit-sharing credited service will be extended for two years. There were no separation payments accrued or paid under the Executive Separation Agreements in 1997.

DIRECTOR COMPENSATION

      During 1997, Laurence C. Glazer, Isaac M. Pollak and Millard H. Pryor, Jr., as the members of the Compensation Committee, were each granted a non-qualified option under the Company's 1995 Stock Option Plan to purchase 4,666 shares of Common Stock at an exercise price of $7.0625 per share. During 1997, non-employee directors received an annual fee amounting to $10,000, payable quarterly in shares of the Company's Common Stock. The Company plans to compensate its non-employee directors on the same basis in 1998. Any director who is an employee of the Company receives no additional compensation for serving as a director. During 1997, no Executive Committee meeting fees were accrued or paid to Executive Committee members.

STOCK OPTION PLAN

      In 1995, the Board of Directors adopted and the Company's shareholders approved the 1995 Stock Option Plan (the "1995 Plan"), which (i) consolidated the Company's 1991 Incentive Stock Option Plan and 1992 Non-Qualified Stock Option Plan and (ii) provided for the automatic grant of stock options to the members of the Compensation Committee of the Company's Board of Directors. A total of 1,511,000 shares of Common Stock have been authorized for issuance under options granted and to be granted under the 1995 Plan at exercise prices which will not be less than 100% of the fair market value of the underlying shares on the date of grant of the option. As of April 3, 1998, options to purchase a total of [978,164] shares of Common Stock under the 1995 Plan, at prices ranging from $1.085 to $11.00 per share, were outstanding, including the 13,998 shares referred to above which underlie options granted in 1997 to members of the Compensation Committee. As of April 3, 1998, a total of [235,922] shares were available for options not yet granted.

STOCK WARRANT PURCHASE PLAN

      During 1987, the Board of Directors adopted a Stock Warrant Purchase Plan. The stock subject to this plan is authorized but unissued shares of Common Stock. On January 1, 1997, the Stock Warrant Purchase Plan expired. As of April 3, 1998, no warrants were outstanding.

OTHER INFORMATION

      For the year ended December 31, 1997, the Company made business management consulting fee payments totaling $120,000 to Bermuda Capital for the services of Mr. Richard T. Bueschel, the Company's Chairman.

      For the year ended December 31, 1997, the Company made payments totaling $90,000 to Huguenot Associates, Inc. for the consulting services of its President, Robert M. Leopold, a director of the Company.

      On October 3, 1996, the Company extended a loan to Richard M. Tworek, a director and executive officer of the Company, in the principal amount of $70,000. The loan, proceeds of which were used by Mr. Tworek for personal reasons, bears annual interest of prime plus 1% and is payable by him on or before October 2, 1999. The principal amount of the loan outstanding as of April 3, 1998, was $70,000.

REPORTS UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. A Statement of Changes of Beneficial Ownership of Securities on Form 4 is required to be filed by the tenth day of the month following the month during which a change in a reporting person's beneficial ownership of securities occurred. An Annual Statement of Changes in Beneficial Ownership on Form 5 is required to be filed by February 15th of each year to report certain specified transactions, including transactions occurring during the prior year that were not timely reported on a Form 4.

      Based solely on its review of the reports filed under Section 16(a) of the Exchange Act, the Company believes that all reports of securities ownership and changes in such ownership required to be filed during 1997 were timely filed.

                      BENEFICIAL OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information as to each person or group known to be a beneficial owner of more than five percent of the Common Stock of the Company as of April 3, 1998. Each beneficial owner has sole voting and investment power with respect to such shares, unless otherwise specified below.

             NAME AND ADDRESS                                                        PERCENT
             OF BENEFICIAL OWNER                NUMBER OF SHARES                     OF CLASS
 ------------------------------------------------------------------------------------------------
Alan S. Fisher                                                         313,366(1)                          7.14%
ONSALE, Inc.
1350 Willow Road
Menlo Park, CA 94025

(1) Includes 37,931 shares subject to an Escrow Agreement, dated July 22, 1997, by and among Alan Fisher, Razi Mohiuddin, the Company and SETTLEMENT CORP., as escrow agent, pursuant to which Mr. Fisher shall be entitled to vote such shares.

 SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company's shares of Common Stock owned on April 3, 1998, by each of the Company's directors and by all directors and executive officers as a group. Each person has sole voting and investment power with respect to such securities, unless otherwise specified below.


                                                AMOUNT AND NATURE OF                 PERCENT
             NAME OF INDIVIDUAL                 BENEFICIAL OWNERSHIP                 OF CLASS
 ------------------------------------------------------------------------------------------------
Richard T.  Bueschel                                 187,676  (1)                       4.14%
Curtis D. Carlson                                      2,951  (2)                       0.07%
Christopher P. Dettmar                                10,067  (3)                       0.23%
Alan S. Fisher                                       313,366  (4)                       7.14%
Laurence C. Glazer                                    89,224  (5)                       2.03%
Harry Kaplowitz                                      158,500  (6)                       3.52%
Robert M. Leopold                                    129,836  (7)                       2.91%
Robert J. Loane                                       69,355  (8)                       1.57%
Razi Mohiuddin                                       172,121  (9)                       3.92%
Isaac M. Pollak                                      154,608 (10)                       3.50%
Millard H. Pryor, Jr.                                 46,482 (11)                       1.06%
Richard M. Tworek                                    203,750 (12)                       4.62%
James A. Ungerleider                                  80,000 (13)                       1.79%
All directors and Executive officers as a group    1,617,936 (14)                      33.12%
(13 persons)

 (1)  Includes 138,718 shares subject to presently exercisable stock options.

 (2)  Includes 2,612 shares subject to presently exercisable stock options.

 (3)  Includes 10,000 shares subject to presently exercisable stock options.

 (4) Includes 37,931 shares subject to an Escrow Agreement, dated July 22, 1997, by and among Alan S. Fisher, Razi Mohiuddin, the Company and SETTLEMENT CORP., as escrow agent, pursuant to which Mr. Fisher shall be entitled to vote such shares.

 (5)  Includes 9,332 shares subject to presently exercisable stock options.

 (6) Includes 110,214 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

 (7)  Includes 69,270 shares subject to presently exercisable stock options.


                                      23


 (8)  Includes 14,886 shares subject to presently exercisable stock options.

 (9) Includes 22,069 shares subject to an Escrow Agreement, dated July 22, 1997, by and among Alan S. Fisher, Razi Mohiuddin, the Company and SETTLEMENT CORP., as escrow agent, pursuant to which Mr. Mohiuddin shall be entitled to vote such shares.

(10) Includes 12,200 shares owned by LGP Ltd. Profit Sharing Trust for which Mr. Pollak has sole voting and investment power. Includes 31,106 shares subject to presently exercisable stock options.

(11)  Includes 13,998 shares subject to presently exercisable stock options.

(12) Includes 20,000 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(13)  Includes 75,000 shares subject to presently exercisable stock options.

(14) Includes 495,136 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

                        INDEPENDENT PUBLIC ACCOUNTANTS

      Arthur Andersen LLP was engaged to perform an audit of the Company's financial statements for the year ended December 31, 1997. A representative of Arthur Andersen LLP is expected to be available during the Company's Annual Meeting of Shareholders via telephone and will be available to respond to appropriate questions. The Audit Committee of the Board of Directors has not yet recommended an independent public accounting firm to audit the Company's financial statements for the year ending December 31, 1998.

                            SOLICITATION OF PROXIES

      The Company will bear the cost of solicitation of proxies. In addition to solicitation by the use of mails, some officers, without extra compensation, may solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares registered in their names. The Company will reimburse such persons for their expense incurred in such assistance.

                            SHAREHOLDERS' PROPOSALS

      Proposals of shareholders intended to be presented at the 1999 Annual Meeting must be received at the Company's Corporate Headquarters, 12150 Monument Drive, Fairfax, Virginia 22033, for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting, no later than December 10, 1998.

                                 OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, to shareholders at the Annual Meeting, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment. Abstentions, broker non-votes, and withheld votes are voted neither "for" nor "against" a proposal, but are counted in the determination of a quorum.

      In accordance with the terms of indemnification agreements with each of its directors and officers, the Company maintained directors and officers liability insurance, $1,000,000 in the aggregate for the policy year, under an agreement with Genesis Insurance Company effective June 3, 1997. This policy covered each director and officer of the Company and required the payment of annual premiums totaling $41,000. During 1997, no sums were paid under this or any other indemnification insurance contract.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      James A. Ungerleider, President & CEO


Dated:    Fairfax, Virginia
          April 10, 1998

                             INFODATA SYSTEMS INC.

      The undersigned hereby appoints JAMES A. UNGERLEIDER and HARRY KAPLOWITZ, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the 1998 annual meeting of shareholders and to vote all shares of common stock of Infodata Systems Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at The Penn Club of New York, 30 West 44th Street, New York, New York 10036, on Thursday, May 28, 1998, at 10:00 a.m. and at all adjournments thereof upon the following matters:

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4 LISTED ON THE REVERSE SIDE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING.


               (Continued, and to be signed on the reverse side)

                       Please date, sign and mail your
                     Proxy card back as soon as possible!

                        Annual Meeting of Shareholders
                             INFODATA SYSTEMS INC.

                                 May 28, 1998

                Please Detach and Mail in the Envelope Provided

[X] Please mark your votes as in this example.


 ----------------------------------------------------------------------------

           The Board of Directors Recommends a vote FOR the nominees


1.  Election of Directors   FOR [ ]    WITHHOLD [ ]

Nominees:  Richard T. Bueschel
Alan S. Fisher
Laurence C. Glazer
Harry Kaplowitz
Robert M. Leopold
Isaac M. Pollak
Millard H. Pryor, Jr.
Richard M. Tworek
James A. Ungerleider

 ----------------------------------------------------------------------------

2. Approval of an amendment to the Company's 1995 Stock Option Plan authorizing the Company to grant stock options with durations of up to ten years.

    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]

 ----------------------------------------------------------------------------

3. Approval of an amendment to the Company's 1995 Stock Option Plan reserving 500,000 additional shares of the Company's common stock for issuance thereunder.

    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]

 ----------------------------------------------------------------------------

4. Approval of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock from 6,666,666 to 12,000,000

    FOR [ ]    AGAINST [ ]   ABSTAIN [ ]

 ----------------------------------------------------------------------------

Change of Address  [ ]


I plan to attend the meeting [ ]

I do not plan to attend the meeting [ ]

SIGNATURE(S)______________________________________________________________

DATE __________________________

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.